UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 29, 2008

UGI Utilities, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Kachel Boulevard, Suite 400, Green Hills Corporate Center, Reading, Pennsylvania		19607
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 796-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 29, 2008, UGI Corporation, the parent of UGI Utilities, Inc., issued a press release announcing financial results for itself and the Gas Utility and Electric Utility divisions of UGI Utilities, Inc. for the fiscal quarter ended June 30, 2008. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

99 Press Release of UGI Corporation, the parent of UGI Utilities, Inc., dated July 29, 2008, reporting financial results for UGI Corporation and UGI Utilities, Inc. for the fiscal quarter ended June 30, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

July 30, 2008	By:	Robert W. Krick

Name: Robert W. Krick
Title: Assistant Treasurer

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Exhibit Index

Exhibit No.	Description

99	Press Release of UGI Corporation dated July 29, 2008.